BRIDGE BUILDER TRUST

(the “Trust”)

Bridge Builder Transition Fund I

Bridge Builder Transition Fund II

Bridge Builder Transition Fund III

Supplement dated May 31, 2022 to:

•	the Statement of Additional Information dated October 28, 2021, as supplemented, for the Bridge Builder Transition Fund I;

•	the Statement of Additional Information dated December 30, 2021, as supplemented, for the Bridge Builder Transition Fund II; and

•	the Statement of Additional Information dated December 30, 2021, as supplemented, for the Bridge Builder Transition Fund III (together, the “SAIs”).

This supplement provides new and additional information beyond that contained in the

SAIs and should be read in conjunction with the SAIs

Effective as of the close of business on May 31, 2022, Julius A. Drelick III resigned as President of the Bridge Builder Trust, and, effective as of June 1, 2022, Colleen R. Dean was appointed President of the Bridge Builder Trust.

Accordingly, effective as of June 1, 2022, the SAIs are hereby supplemented and revised as follows:

In the section entitled “Trustees and Executive Officers,” the row of the table relating to Julius A. Drelick III is hereby deleted and replaced with the following:

Name and Year of Birth	Position with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustees	Other Directorships Held During Past Five Years
Colleen R. Dean (Born: 1980)	President	Indefinite Term; Since June 2022	Director of Propriety Funds Strategy and Management at Edward Jones (since 2022); Senior Vice President, PIMCO, and Assistant Treasurer or Deputy Treasurer for various PIMCO-sponsored mutual funds (2013-2020); Vice President, Cohen & Steers Capital Management (2006-2013).	N/A	N/A

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE